Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                Dreyfus
             Premier State
               Municipal
   PERIOD      Bond Fund,    Lehman Brothers
             Florida Series    Municipal
            (Class A shares)  Bond Index *

   4/30/91        9,548         10,000
   4/30/92       10,510         10,951
   4/30/93       11,860         12,336
   4/30/94       12,114         12,603
   4/30/95       12,926         13,441
   4/30/96       13,782         14,509
   4/30/97       14,435         15,471
   4/30/98       15,406         16,910
   4/30/99       16,175         18,085
   4/30/00       15,659         17,919
   4/30/01       17,432         19,777

*Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                 Dreyfus
              Premier State
                Municipal
   PERIOD       Bond Fund,    Lehman Brothers
             Maryland Series     Municipal
             (Class A shares)  Bond Index *

   4/30/91        9,551           10,000
   4/30/92       10,476           10,951
   4/30/93       11,726           12,336
   4/30/94       11,883           12,603
   4/30/95       12,657           13,441
   4/30/96       13,573           14,509
   4/30/97       14,510           15,471
   4/30/98       15,874           16,910
   4/30/99       16,789           18,085
   4/30/00       16,183           17,919
   4/30/01       17,339           19,777

*Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                 Dreyfus
              Premier State
                Municipal
                Bond Fund,    Lehman Brothers
   PERIOD    Michigan Series     Municipal
             (Class A shares)  Bond Index *

   4/30/91        9,547           10,000
   4/30/92       10,513           10,951
   4/30/93       11,905           12,336
   4/30/94       12,340           12,603
   4/30/95       13,160           13,441
   4/30/96       14,056           14,509
   4/30/97       15,024           15,471
   4/30/98       16,309           16,910
   4/30/99       17,270           18,085
   4/30/00       16,828           17,919
   4/30/01       18,326           19,777

*Source: Lipper Inc.


Dreyfus Premier State Municipal Bond Fund, Minnesota Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

               Dreyfus
            Premier State
              Municipal
   PERIOD     Bond Fund,    Lehman Brothers
           Minnesota Series   Municipal
           (Class A shares)  Bond Index *

  4/30/91       9,552          10,000
  4/30/92       10,454         10,951
  4/30/93       11,705         12,336
  4/30/94       11,948         12,603
  4/30/95       12,802         13,441
  4/30/96       13,584         14,509
  4/30/97       14,420         15,471
  4/30/98       15,481         16,910
  4/30/99       16,318         18,085
  4/30/00       15,915         17,919
  4/30/01       17,331         19,777

*Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                 Dreyfus
              Premier State
                Municipal
   PERIOD       Bond Fund,    Lehman Brothers
               Ohio Series      Municipal
             (Class A shares)  Bond Index *

   4/30/91        9,547          10,000
   4/30/92       10,498          10,951
   4/30/93       11,888          12,336
   4/30/94       12,218          12,603
   4/30/95       12,906          13,441
   4/30/96       13,778          14,509
   4/30/97       14,731          15,471
   4/30/98       15,923          16,910
   4/30/99       16,834          18,085
   4/30/00       16,484          17,919
   4/30/01       17,927          19,777

*Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                 Dreyfus
              Premier State
                Municipal
   PERIOD       Bond Fund,     Lehman Brothers
           Pennsylvania Series    Municipal
             (Class A shares)   Bond Index *

   4/30/91         9,548          10,000
   4/30/92        10,595          10,951
   4/30/93        11,993          12,336
   4/30/94        12,252          12,603
   4/30/95        13,067          13,441
   4/30/96        14,042          14,509
   4/30/97        15,009          15,471
   4/30/98        16,484          16,910
   4/30/99        17,469          18,085
   4/30/00        16,903          17,919
   4/30/01        18,318          19,777

*Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Texas Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                Dreyfus
             Premier State
               Municipal
   PERIOD      Bond Fund,    Lehman Brothers
              Texas Series     Municipal
            (Class A shares)  Bond Index *

   4/30/91        9,549         10,000
   4/30/92       10,596         10,951
   4/30/93       12,057         12,336
   4/30/94       12,374         12,603
   4/30/95       13,318         13,441
   4/30/96       14,391         14,509
   4/30/97       15,506         15,471
   4/30/98       17,062         16,910
   4/30/99       18,027         18,085
   4/30/00       17,376         17,919
   4/30/01       19,085         19,777

*Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

               Dreyfus
            Premier State
              Municipal
   PERIOD     Bond Fund,
             Massachusetts  Lehman Brothers
                Series        Municipal
           (Class A shares)  Bond Index *

  4/30/91        9,551          10,000
  4/30/92       10,536          10,951
  4/30/93       11,921          12,336
  4/30/94       12,168          12,603
  4/30/95       12,864          13,441
  4/30/96       13,597          14,509
  4/30/97       14,559          15,471
  4/30/98       15,875          16,910
  4/30/99       16,840          18,085
  4/30/00       16,265          17,919
  4/30/01       17,831          19,777

*Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                Dreyfus
             Premier State
               Municipal
   PERIOD      Bond Fund,     Lehman Brothers
           Connecticut Series   Municipal
            (Class A shares)   Bond Index *

  4/30/91        9,551          10,000
  4/30/92       10,329          10,951
  4/30/93       11,736          12,336
  4/30/94       11,961          12,603
  4/30/95       12,615          13,441
  4/30/96       13,480          14,509
  4/30/97       14,401          15,471
  4/30/98       15,761          16,910
  4/30/99       16,816          18,085
  4/30/00       16,301          17,919
  4/30/01       17,908          19,777

*Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series
Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                 Dreyfus
              Premier State
                Municipal
                Bond Fund,
              North Carolina  Lehman Brothers
   PERIOD         Series        Municipal
             (Class A shares)  Bond Index *

   8/1/91         9,547          10,000
   4/30/92       10,360          10,734
   4/30/93       11,911          12,092
   4/30/94       11,945          12,353
   4/30/95       12,626          13,175
   4/30/96       13,483          14,222
   4/30/97       14,536          15,165
   4/30/98       16,047          16,575
   4/30/99       16,950          17,727
   4/30/00       16,378          17,564
   4/30/01       17,781          19,387

*Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Virginia Series Class A shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                 Dreyfus
             Premier State
               Municipal
               Bond Fund,    Lehman Brothers
   PERIOD    Virginia Series   Municipal
            (Class A shares)  Bond Index *

   8/1/91         9,548         10,000
   4/30/92       10,375         10,734
   4/30/93       11,965         12,092
   4/30/94       12,097         12,353
   4/30/95       12,869         13,175
   4/30/96       13,810         14,222
   4/30/97       14,918         15,165
   4/30/98       16,417         16,575
   4/30/99       17,398         17,727
   4/30/00       16,763         17,564
   4/30/01       18,361         19,387

*Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, New Jersey Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                 Dreyfus         Dreyfus
              Premier State   Premier State
                Municipal       Municipal
   PERIOD       Bond Fund,      Bond Fund,     Lehman Brothers
           New Jersey Series New Jersey Series  Municipal
            (Class A shares) (Class B shares)  Bond Index *

   5/4/94         9,549          10,000         10,000
   4/30/95       10,142          10,569         10,665
   4/30/96       10,706          11,101         11,513
   4/30/97       11,333          11,694         12,276
   4/30/98       12,407          12,728         13,418
   4/30/99       13,092          13,375         14,350
   4/30/00       12,442          12,646         14,218
   4/30/01       13,690          13,915         15,693

*Source: Lipper Inc.